UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

BRIXMOR PROPERTY GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BRIXMOR PROPERTY GROUP INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held Virtually on April 28, 2020 at 9:00 AM Eastern Daylight Time This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/brixmor/2020 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Stockholders of BRIXMOR PROPERTY GROUP INC., Notice is hereby given that the Annual Meeting of Stockholders of Brixmor Property Group Inc. will be held on April 28, 2020 at 9:00 a.m. Eastern Daylight Time via the internet. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/brixmor/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EST April 26, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy. com/virtualmeetings/BRX. Please have your Virtual Control Number with you during the meeting in order to vote. The Board of Directors recommends a vote “FOR” each of the director nominees in Proposal 1 AND “FOR” Proposals 2 and 3, AND FOR EVERY “ONE YEAR” IN PROPOSAL 4. 1. To elect nine directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify. 01 James M. Taylor Jr. 02 John G. Schreiber 03 Michael Berman 04 Julie Bowerman 05 Sheryl M. Crosland 06 Thomas W. Dickson 07 Daniel B. Hurwitz 08 William D. Rahm 09 Gabrielle Sulzberger 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020. 3. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers. 4. To determine, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation paid to our named executive officers. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: INTERNET TELEPHONE E-MAIL To view your proxy materials online, go to http://www.viewproxy.com/brixmor/2020. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. SCAN TO VIEW MATERIALS & VOTE VIRTUAL CONTROL NO.

BRIXMOR PROPERTY GROUP INC. 450 Lexington Ave 13th Floor New York, NY 10017 The following proxy materials are available to you to review at: http://www.viewproxy.com/brixmor/2020 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/brixmor/2020 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.